SUPPLEMENT TO THE
FIDELITY PURITAN(registered trademark) FUND SEPTEMBER 29,1999
PROSPECTUS

The following information replaces similar information found in the "Fund Management" section on page 22.

(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

The following information supplements similar information found in the "Fund Management" section on page 22.

(small solid bullet) Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. Currently, FIJ provides investment research and advice on issuers based outside the United States for the fund.

   Effective February 1, 2000, the following information replaces the biographical information for Bettina Doulton found in the "Fund
Management" section on page 22.

   Stephen Petersen is vice president and manager of Puritan, which he has managed since February 2000. He also manages other Fidelity funds. Since joining Fidelity in 1980, Mr. Petersen has worked as an analyst and manager.

The following information replaces similar information found in the "Fund Management" section on page 23.

FMR pays FMR U.K. and FMR Far East for providing sub-advisory services. FMR Far East pays FIJ for providing sub-advisory services.